FIRST AMERICAN INVESTMENT FUNDS, INC.

Nebraska Tax Free Fund

Supplement Dated March 1, 2001,

To Prospectus Dated February 28, 2001

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED FEBRUARY 28, 2001. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548.
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CLASS A SHARES

Effective March 1, 2001, First American Investment Funds, Inc. will offer Class A shares of the First American Nebraska Tax Free Fund at net asset value (without a front-end sales charge). Shares of the fund purchased under this promotion will carry a 1.00% contingent deferred sales charge (back-end sales load) for a period of 18 months from the date of purchase. Purchases through wrap accounts, exchanges or other programs that already offer shares of the fund at net asset value are not subject to any back-end sales load under this promotion.

The fund's distributor will continue to receive 12b-1 shareholder servicing fees out of the fund's assets and to pay these fees (equal to 0.25% of the fund's average daily net assets annually) to brokers, participating institutions and "one stop" mutual fund networks for providing ongoing services to shareholder accounts. Additionally, the fund's distributor will pay compensation to broker-dealers (1) equal to 2.00% of the purchase price of all new shares sold, or (2) equal to 1.00% of the purchase price of all shares purchased in exchange for shares of another First American Fund. A portion of this compensation will be passed along to the investment professionals.

This promotion is expected to continue through April 15, 2001. However, it may be discontinued at any time without prior notification. To verify whether the promotion is still in effect, you may call Investor Services at 1-800-637-2548.


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